SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2007

ETHOS ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6800 Gateway Park Drive San Diego, CA 92154
(Address of principal executive offices)
619-575-6800
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:
Luis Carrillo
SteadyLaw Group, LLP
501 W. Broadway, Suite 800
San Diego, CA 92101
main phone: 619.399.3090
fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)           On November 30, 2007, Ethos Environmental, Inc., a Nevada corporation (the “Registrant”) terminated the services of JH COHN LLP (“JHC”) as its independent registered public accounting firm.  The decision to dismiss JHC was recommended and approved by the board of directors of Ethos Environmental, Inc. (“Board of Directors”).

JHC did not issue any audit reports on the financials statements of the Registrant as of December 31, 2006 and 2005 and for the years then ended, and, as such, no such audit reports contained any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Registrant’s two most recent fiscal years and through November 30, 2007, (i) there was a pending “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with JHC as of the date of dismissal regarding accounting principles or practices related to revenue recognition, but there were no other “disagreements” related to financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of JHC, would have caused JHC to make reference to the subject matter of the disagreement in connection with its report and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

The Registrant has provided JHC with a copy of this disclosure and requested that JHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter will be filed as an Exhibit 16.1 to this Form 8-K in an amendment upon receipt from JHC.

(b)           On November 30, 2007, the Board of Directors engaged Moore & Associates, Chartered (“Moore”), as the Registrant’s independent registered public accounting firm.  During the Registrant’s two most recent fiscal years and through November 30, 2007, neither the Registrant nor any one acting on its behalf consulted with Moore regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither a written report was provided to the Registrant or oral advice was provided that Moore concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or (iii) a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 6, 2007	Ethos Environmental, Inc.
By:	/s/ Enrique de Vilmorin
Enrique de Vilmorin, President & CEO